SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 2, 2010

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 324-2950
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On December 2, 2010, Continental Airlines, Inc. (the “Company”),Wilmington Trust Company, as subordination agent and pass through trustee (the “Trustee”) under certain pass through trusts newly formed by the Company, Wells Fargo Bank Northwest, National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent (“Paying Agent”) under the Escrow Agreements, entered into the Note Purchase Agreement, dated as of December 2, 2010 (the “Note Purchase Agreement”).  The Note Purchase Agreement provides for the future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $427,151,000 to finance (i) 12 Boeing aircraft currently owned by the Company (collectively, the “Owned Aircraft”) and (ii) six new Boeing aircraft scheduled for delivery from December 2010 through April 2011 (collectively, the “New Aircraft” and, together with the Owned Aircraft, the “Aircraft”).  Pursuant to the Note Purchase Agreement, upon the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a trust indenture and mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust Company, as mortgagee.

Each Indenture contemplates the issuance of Equipment Notes in two series:  Series A, bearing interest at the rate of 4.750% per annum, and Series B, bearing interest at the rate of 6.000% per annum, in aggregate principal amounts (once all the Equipment Notes have been issued) equal to $362,659,000 and $64,492,000, respectively.  The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2010-1A, and Pass Through Certificates, Series 2010-1B (collectively, the “Certificates” and each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of December 2, 2010, among Wells Fargo Bank Northwest, National Association, as escrow agent, Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., and J.P. Morgan Securities LLC, as underwriters, and Wilmington Trust Company, as Trustee and Paying Agent, corresponding to such Class (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”).  The escrowed funds were deposited with JPMorgan Chase Bank, N.A. under a separate deposit agreement for each Class of Certificates, each dated as of December 2, 2010, between Wells Fargo Bank Northwest, National Association, as escrow agent, and JPMorgan Chase Bank, N.A., as depositary.

The interest on the Equipment Notes and the escrowed funds is payable semi-annually on each January 12 and July 12, beginning on July 12, 2011.  The principal payments on the Equipment Notes are scheduled on January 12 and July 12 in certain years, beginning on January 12, 2012.  The final payments will be due on January 12, 2021, in the case of the Series A Equipment Notes, and January 12, 2019, in the case of the Series B Equipment Notes.  Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.  The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-158781) (the “Registration Statement”). The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated November 17, 2010 (the “Prospectus Supplement”), to the Prospectus, dated April 24, 2009, filed with the Securities and Exchange Commission on November 19, 2010 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The Exhibit Index attached to this Current Report is hereby incorporated by reference.  The documents listed on the Exhibit Index are filed as exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated November 17, 2010, to the Prospectus, dated April 24, 2009, relate to the offering of the Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

Date: December 6, 2010	By	/s/ Zane Rowe
Zane Rowe
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1
Underwriting Agreement, dated November 17, 2010, among Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., and J.P. Morgan Securities LLC, as underwriters, JPMorgan Chase Bank, N.A., as depositary, and Continental Airlines, Inc.

4.1
Trust Supplement No. 2010-1A-O, dated as of December 2, 2010, between Wilmington Trust Company, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of September 25, 1997

4.2
Trust Supplement No. 2010-1A-S, dated as of December 2, 2010, between Wilmington Trust Company, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of September 25, 1997

4.3
Trust Supplement No. 2010-1B-O, dated as of December 2, 2010, between Wilmington Trust Company, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of September 25, 1997

4.4
Trust Supplement No. 2010-1B-S, dated as of December 2, 2010, between Wilmington Trust Company, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of September 25, 1997

4.5
Revolving Credit Agreement (2010-1A), dated as of December 2, 2010, between Wilmington Trust Company, as subordination agent, as agent and trustee, and as borrower, and Landesbank Hessen-Thüringen Girozentrale, as liquidity provider

4.6
Revolving Credit Agreement (2010-1B), dated as of December 2, 2010, between Wilmington Trust Company, as subordination agent, as agent and trustee, and as borrower, and Landesbank Hessen-Thüringen Girozentrale, as liquidity provider

4.7
Intercreditor Agreement, dated as of December 2, 2010, among Wilmington Trust Company, as trustee, Landesbank Hessen-Thüringen Girozentrale, as liquidity provider, and Wilmington Trust Company, as subordination agent and trustee

4.8	Deposit Agreement (Class A), dated as of December 2, 2010, between Wells Fargo Bank Northwest, National Association, as escrow agent, and JPMorgan Chase Bank, N.A., as depositary

4.9	Deposit Agreement (Class B), dated as of December 2, 2010, between Wells Fargo Bank Northwest, National Association, as escrow agent, and JPMorgan Chase Bank, N.A., as depositary

2

4.10
Escrow and Paying Agent Agreement (Class A), dated as of December 2, 2010 among Wells Fargo Bank Northwest, National Association, as escrow agent, Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as underwriters, Wilmington Trust Company, as trustee, and Wilmington Trust Company, as paying agent

4.11
Escrow and Paying Agent Agreement (Class B), dated as of December 2, 2010 among Wells Fargo Bank Northwest, National Association, as escrow agent, Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as underwriters, Wilmington Trust Company, as trustee, and Wilmington Trust Company, as paying agent

4.12
Note Purchase Agreement, dated as of December 2, 2010, among Continental Airlines, Inc., Wilmington Trust Company, as trustee, Wilmington Trust Company, as subordination agent, Wells Fargo Bank Northwest, National Association, as escrow agent, and Wilmington Trust Company, as paying agent

4.13
Form of Participation Agreement (Participation Agreement between Continental Airlines, Inc. and Wilmington Trust Company, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement)

4.14	Form of Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc. and Wilmington Trust Company, as mortgagee) (Exhibit C to Note Purchase Agreement)

4.15	Form of Continental Airlines Pass Through Certificate, Series 2010-1A-O (included in Exhibit 4.1)

4.16	Form of Continental Airlines Pass Through Certificate, Series 2010-1B-O (included in Exhibit 4.3)

23.1	Consent of Aircraft Information Services, Inc., dated November 17, 2010

23.2	Consent of BK Associates, Inc., dated November 17, 2010

23.3	Consent of Morten Beyer & Agnew, Inc., dated November 17, 2010